Exhibit 24(b)(13)
POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 16th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton
Donald W. Britton, Director, Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 18 day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Carol V. Coleman
Carol V. Coleman, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 17th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Brian D. Comer
Brian D. Comer, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 2nd day of April, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ R. Michael Conley
R. Michael Conley, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ James S. Gelder
James R. Gelder, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 18 day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ivan J. Gilreath
Ivan J. Gilreath, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 12th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Richard K. Lau
Richard K. Lau, Director, Vice President and Actuary

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 18th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ James F. Lille
James F. Lille, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 26th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Daniel P. Mulheran
Daniel P. Mulheran, Sr., Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 16th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Charles B. Updike
Charles B. Updike, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 30th day of Mach, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Thomas R. Voglewede
Thomas R. Voglewede, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 16th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ross M. Weale
Ross M. Weale, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David A. Wheat
David A. Wheat, Director, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 27 day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer